                                                                    EXHIBIT 99.1

(NORTHERN BORDER PARTNERS, L.P. LOGO)        News           13710 FNB Parkway
                                             Release        Omaha, NE 68154-5200

                                             For Further Information
                                             Contact:

                                             Media Contact:
                                             Beth Jensen
                                             (402) 492-3400

                                             Investor Contact:
                                             Ellen Konsdorf
                                             Lisa Couillard
                                             (877) 208-7318

NORTHERN BORDER PARTNERS, L.P. REPORTS INCREASED
SECOND QUARTER RESULTS AND RAISES 2004 GUIDANCE

FOR IMMEDIATE RELEASE: Monday, July 26, 2004

         OMAHA - Northern Border Partners, L.P. (NYSE - NBP) today reported second quarter 2004 income from continuing operations of $33.3 million, or $0.66 per unit, compared to $27.6 million, or $0.56 per unit, in the second quarter 2003. Year-to-date 2004, Northern Border Partners reported income from continuing operations of $69.9 million, or $1.39 per unit, as compared to $60.9 million, or $1.26 per unit for the same period 2003. Net income for the second quarter of 2003 included an after-tax gain of $4.9 million, or $0.10 per unit, from the sale of the Gladys and Mazeppa processing plants, reported in discontinued operations.

         Cash flows as measured by earnings before interest, taxes, depreciation and amortization (EBITDA) increased to $87.1 million in the second quarter 2004 from $85.4 million in the second quarter of 2003. Year-to-date 2004 EBITDA was $178.4 million compared to $172.3 million for the same period one year ago.

         Increased second quarter 2004 results are primarily attributable to higher prices of both natural gas and natural gas liquids in the Partnership's Williston Basin gathering and processing business; interest expense reductions created by decreases in average debt outstanding and average interest rates; and continued strong performance by the Partnership's interstate pipelines.

         Delivered volumes in the Partnership's interstate natural gas pipelines segment decreased slightly during second quarter 2004 at 273 billion cubic feet
(Bcf) versus 276 Bcf for the second quarter of 2003. Average gathering volumes increased to 1,178 million cubic feet per day (MMcf/d) during the second quarter 2004 compared to 1,111 MMcf/d for the second quarter 2003. Volumes on the Partnership's wholly-owned gathering systems in the Powder River Basin declined to 204 MMcf/d in the second quarter of 2004 from 212 MMcf/d in second quarter 2003. Gathering and processing volumes in the Williston Basin increased to 56 MMcf/d for the second quarter of 2004 from 52 MMcf/d in the second quarter 2003.

         The Partnership also increased its EBITDA and earnings guidance for 2004, now expecting net income for 2004 to be in the range of $129 million to $134 million or $2.55 to $2.65 per unit. EBITDA in 2004 is anticipated to be approximately $344 million to $350 million. Distributable cash flows (DCF) for 2004 are expected to be $183 million to $188 million or $3.70 to $3.80 per unit.

         "We benefited from higher volumes and strong gas and liquids prices in our processing activities in the Williston Basin this quarter. Our interstate pipelines also reported increased revenues and net income during this reporting period despite a small decrease in throughput," said Bill Cordes, chairman and chief executive officer of Northern Border Partners. "We are therefore pleased to increase our earnings guidance for this year."

         "We are also excited to announce two organic growth projects currently under development. First, the Eastern Extension Project on Midwestern Gas Transmission is in the final stages of approval. Second, is a Bear Paw Energy natural gas gathering project that has initiated construction activity in the Bakken Oil Play in the Williston Basin. Together these projects represent more than $40 million in growth capital expenditures and would contribute to cash flow beginning in 2005 and 2006," Cordes said.

         On July 20, 2004, the Partnership Policy Committee declared the Partnership's quarterly cash distribution of $0.80 per common unit for the second quarter of 2004. The indicated annual rate is $3.20. The distribution is payable August 13, 2004 to unitholders of record July 30, 2004.

         Northern Border Partners will host a conference call on Tuesday, July 27, 2004 at 9:00 a.m. Central Time to review second quarter 2004 results and discuss its outlook for the remainder of 2004. This call is being web cast by CCBN and may be accessed via the Partnership's website at http://www.northernborderpartners.com.

         An audio replay of the call will be available through August 3, 2004 by dialing, toll free in the United States and Canada, 800-405-2236 and entering passcode 11002414.

         The Partnership has disclosed in this press release EBITDA and DCF amounts that are non-GAAP financial measures. Management believes EBITDA and DCF provide useful information to investors as a measure of comparability to peer companies. However, these calculations may vary from company to company, so the Partnership's computations may not be comparable to other companies'. Management further uses EBITDA to compare the financial performance of its segments and to internally manage those business segments. Reconciliations of second quarter and year-to-date EBITDA to our net income and cash flows from operating activities for 2003 and 2004 are included in the financial information with this release. On a consolidated basis, EBITDA is reconciled to cash flows from operating activities determined under GAAP. For segment information of this press release, EBITDA is reconciled to net income rather than to cash flows from operating activities, since the Partnership does not determine segment cash flows from operating activities due to its intercompany cash management activity. A reconciliation of projected EBITDA for 2004 to projected net income and a computation of projected DCF for 2004 are attached to this release.

         Northern Border Partners, L.P. is a publicly traded partnership formed to own, operate and acquire a diversified portfolio of energy assets. The Partnership owns and manages natural gas pipelines and is engaged in the gathering and processing of natural gas. More information can be found at http://www.northernborderpartners.com.

This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include natural gas development in the Western Canadian Sedimentary Basin; our ability to settle with the Fort Peck Tribes on rights-of-way and tax issues and to recover the associated costs in pipeline rates; the rate of development, gas quality, and competitive conditions in gas fields near the Partnership's natural gas gathering systems in the Powder River and Williston Basins and its investments in the Powder River and Wind River Basins; regulatory actions and receipt of expected regulatory clearances; renewal of the coal slurry transportation contract under favorable terms; competitive conditions in the overall natural gas and electricity markets; performance of contractual obligations by the shippers; prices of natural gas and natural gas liquids; regulation under the Public Utility Holding Company Act of 1935, including the inability to or a delay in obtaining requisite approvals for activities not pre-approved or exempted; developments in the voluntary petition for bankruptcy including Bankruptcy Court approval of the sale of CrossCountry Energy, LLC and the outcome of Enron's Chapter 11 process; actions by rating agencies; our ability to renegotiate gathering contracts with producers; our ability to complete acquisitions or growth projects and their future performance; our ability to control operating costs; and conditions in the capital markets and our ability to access the capital markets.

                         NORTHERN BORDER PARTNERS, L.P.

                              FINANCIAL HIGHLIGHTS
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                     SECOND QUARTER                    YEAR TO DATE
                                                               -------------------------          ----------------------
                                                                2004               2003            2004            2003
                                                               ------             ------          ------          ------
Operating Revenue                                              $143.2             $134.4          $288.3          $272.5
Income From Continuing Operations                               $33.3              $27.6           $69.9           $60.9
Net Income                                                      $33.3              $32.1           $69.9           $64.7
Per Unit Income From Continuing Operations                      $0.66              $0.56           $1.39           $1.26
Per Unit Net Income                                             $0.66              $0.66           $1.39           $1.35
Cash Flows From Operating Activities                            $56.5              $38.4          $129.8           $95.2
EBITDA (1)                                                      $87.1              $85.4          $178.4          $172.3

                        CONSOLIDATED STATEMENT OF INCOME
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                     SECOND QUARTER                    YEAR TO DATE
                                                               -------------------------          ----------------------
                                                                2004               2003            2004            2003
                                                               ------             ------          ------          ------
Operating Revenue                                              $143.2             $134.4          $288.3          $272.5
Operating Expenses
         Product Purchases                                       23.5               19.2            44.9            40.3
         Operations and Maintenance                              29.3               30.1            58.9            58.5
         Depreciation and Amortization                           21.4               19.5            43.0            39.5
         Taxes Other Than Income                                  8.1                8.7            17.8            18.3
                                                               ------             ------          ------          ------
         Total Operating Expenses                                82.3               77.5           164.6           156.6
                                                               ------             ------          ------          ------

Operating Income                                                 60.9               56.9           123.7           115.9

Interest Expense, Net                                           (18.5)             (20.5)          (37.1)          (41.0)
Other Income, Net                                                 1.1                0.4             1.5             0.4
Equity Earnings from Investments                                  3.6                4.3            10.0            11.9
Minority Interest                                               (12.4)             (11.3)          (24.9)          (22.3)
                                                               ------             ------          ------          ------

Income From Continuing Operations Before Income Taxes            34.7               29.8            73.2            64.9
Income Taxes                                                      1.4                2.2             3.3             4.0
                                                               ------             ------          ------          ------

Income From Continuing Operations                                33.3               27.6            69.9            60.9
Discontinued Operations, net of tax                               0.0                4.5             0.0             4.4
Cumulative Effect of Change in Accounting Principle,
   net of tax                                                     0.0                0.0             0.0            (0.6)
                                                               ------             ------          ------          ------
Net Income                                                      $33.3              $32.1           $69.9           $64.7
                                                               ======             ======          ======          ======

Per Unit Income From Continuing Operations                      $0.66              $0.56           $1.39           $1.26
                                                               ======             ======          ======          ======

Per Unit Net Income                                             $0.66              $0.66           $1.39           $1.35
                                                               ======             ======          ======          ======

Average Units Outstanding                                        46.4               44.9            46.4            44.3
                                                               ======             ======          ======          ======

RECONCILIATION OF EBITDA (1) TO NET INCOME                          SECOND QUARTER                     YEAR TO DATE
                                                               -------------------------          ----------------------
                                                                2004               2003            2004            2003
                                                               ------             ------          ------          ------
EBITDA (1)                                                      $87.1              $85.4          $178.4          $172.3
         Minority Interest                                      (12.4)             (11.3)          (24.9)          (22.3)
         Interest Expense, Net                                  (18.5)             (20.5)          (37.1)          (41.0)
         Depreciation and Amortization (including
             amounts in Other Income, Net)                      (21.5)             (20.0)          (43.2)          (40.4)
         Income taxes                                            (1.4)              (1.5)           (3.3)           (3.4)
         Equity AFUDC (included in Other Income, Net)             0.0                0.0             0.0             0.1
         Cumulative Effect of Change in Accounting
             Principle, net of tax                                0.0                0.0             0.0            (0.6)
                                                               ------             ------          ------          ------
Net Income                                                      $33.3              $32.1           $69.9           $64.7
                                                               ======             ======          ======          ======

RECONCILIATION OF EBITDA (1) TO CASH FLOWS FROM
OPERATING ACTIVITIES

EBITDA (1)                                                      $87.1              $85.4          $178.4          $172.3
         Interest Expense, Net                                  (18.5)             (20.5)          (37.1)          (41.0)
         Changes in Current Assets and Liabilities               (7.0)             (22.6)           (0.6)          (20.8)
         Equity Earnings from Investments                        (3.6)              (4.3)          (10.0)          (11.9)
         Distributions Received from Equity Investments           3.2                5.1             8.9            12.3
         Changes in Reserves and Deferred Credits                (0.7)               0.8            (3.1)           (7.9)
         Gain on Sale of Assets                                   0.0               (4.9)            0.0            (4.9)
         Other                                                   (4.0)              (0.6)           (6.7)           (2.9)
                                                               ------             ------          ------          ------
Cash Flows From Operating Activities                            $56.5              $38.4          $129.8           $95.2
                                                               ======             ======          ======          ======

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                            (Unaudited: In Millions)

                                                           JUNE 30,         DECEMBER 31,
                                                             2004               2003
                                                           --------         ------------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
         Interstate Natural Gas Pipelines                  $1,939.4           $1,970.8
         Natural Gas Gathering and Processing                 564.3              565.5
         Coal Slurry Pipeline                                  20.5               21.3
         Other (assets not allocated to segments)              15.4               13.0
                                                           --------           --------
             Total consolidated assets                     $2,539.6           $2,570.6
                                                           ========           ========

Consolidated capitalization:
         Long-term debt, including current maturities      $1,359.4           $1,416.0
         Partners' capital                                    785.2              795.1
         Minority interests in partners' equity               273.1              240.7
         Accumulated other comprehensive income                 5.9                5.5
                                                           --------           --------
             Total capitalization                           2,423.6            2,457.3
                                                           ========           ========
Consolidated other current liabilities and reserves
         and deferred credits                                 116.0              113.3
                                                           --------           --------

             Total liabilities and capitalization          $2,539.6           $2,570.6
                                                           ========           ========

                                                                   SECOND QUARTER                     YEAR TO DATE
                                                               -----------------------            --------------------
                                                               2004               2003            2004            2003
                                                               ----               ----            ----            ----
CAPITAL EXPENDITURES AND EQUITY INVESTMENTS (2)
         Maintenance -
             Interstate Natural Gas Pipelines                  $5.3               $2.0            $5.5            $4.5
             Natural Gas Gathering and Processing               0.5                0.8             0.8             1.4
             Coal Slurry Pipeline                               1.4                0.9             1.5             1.4
                                                               ----               ----            ----          ------
                                                                7.2                3.7             7.8             7.3
                                                               ----               ----            ----          ------
         Growth -
             Interstate Natural Gas Pipelines                  (0.1)               1.0             0.1           121.8
             Natural Gas Gathering and Processing               0.4                1.6             1.6             2.9
             Coal Slurry Pipeline                               0.0                0.0             0.0             0.0
                                                               ----               ----            ----          ------
                                                                0.3                2.6             1.7           124.7
                                                               ----               ----            ----          ------
         Total                                                 $7.5               $6.3            $9.5          $132.0
                                                               ====               ====            ====          ======

(1) EBITDA is computed from (a) net income plus (b) the cumulative effect of change in accounting principle; (c) minority interest; (d) interest expense, net; (e) income taxes; and (f) depreciation and amortization less
     (g) equity AFUDC.

(2) Management classifies expenditures that are expected to generate additional revenues or significant operating efficiency as growth capital expenditures and equity investments. Any remaining capital expenditures are classified as maintenance.

(3) Volume information presented in operating results includes 100% of the volumes for joint ventures and equity investments as well as for wholly-owned subsidiaries.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                  SECOND QUARTER                    YEAR TO DATE
                                                            --------------------------         -----------------------
                                                              2004               2003            2004            2003
                                                            -------            -------         -------         -------
INTERSTATE NATURAL GAS PIPELINES SEGMENT

Operating Results (3):
         Gas Delivered (MMcf)                               272,763            275,716         575,578         555,889
         Average Throughput (MMcf/d)                          3,065              3,101           3,237           3,205

Financial Results  (In Millions):
Operating Revenue                                             $94.5              $93.1          $192.1          $185.6
                                                            -------            -------         -------         -------
Operating Expenses
         Operations and Maintenance                            13.9               14.9            27.5            28.0
         Depreciation and Amortization                         16.7               16.0            33.3            32.5
         Taxes Other Than Income                                7.2                7.8            16.1            16.4
                                                            -------            -------         -------         -------
         Total Operating Expenses                              37.8               38.7            76.9            76.9
                                                            -------            -------         -------         -------

Operating Income                                               56.7               54.4           115.2           108.7

Interest Expense, Net                                         (10.6)             (12.3)          (21.4)          (24.8)
Other Income, Net                                               0.4                0.1             0.6             0.4
Equity Earnings from Investments                                0.2                0.5             0.6             0.9
                                                            -------            -------         -------         -------

Income Before Income Taxes                                     46.7               42.7            95.0            85.2
Income Taxes                                                    1.1                1.9             2.6             3.5
                                                            -------            -------         -------         -------

Net Income                                                     45.6               40.8            92.4            81.7
Net income to Minority Interest                               (12.4)             (11.3)          (24.9)          (22.3)
                                                            -------            -------         -------         -------

Net Income to Northern Border Partners                        $33.2              $29.5           $67.5           $59.4
                                                            =======            =======         =======         =======

EBITDA (1)                                                    $74.0              $71.1          $149.9          $142.6
                                                            =======            =======         =======         =======
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners                           $39.3              $22.7           $73.1           $51.9
   Paid to Minority Interest                                  $16.9               $9.7           $31.3           $22.3
                                                            -------            -------         -------         -------
         Total Distributions                                  $56.2              $32.4          $104.4           $74.2
                                                            =======            =======         =======         =======


RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                    $74.0              $71.1          $149.9          $142.6
         Minority Interest                                    (12.4)             (11.3)          (24.9)          (22.3)
         Interest Expense, Net                                (10.6)             (12.3)          (21.4)          (24.8)
         Depreciation and Amortization                        (16.7)             (16.1)          (33.5)          (32.7)
         Income taxes                                          (1.1)              (1.9)           (2.6)           (3.5)
         Equity AFUDC (included in Other
               Income (Expense))                                0.0                0.0             0.0             0.1
                                                            -------            -------         -------         -------
Net Income                                                    $33.2              $29.5           $67.5           $59.4
                                                            =======            =======         =======         =======

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)


                                                                   SECOND QUARTER                    YEAR TO DATE
                                                             -------------------------          ----------------------
                                                              2004               2003            2004            2003
                                                             ------             ------          ------          ------
NATURAL GAS GATHERING AND PROCESSING SEGMENT

Operating Results (3):
         Volumes (MMcf/d):
              Gathering                                       1,178              1,111           1,134           1,132
              Processing                                         56                 52              53              51

Financial Results  (In Millions):
Operating Revenue                                             $43.3              $36.2           $85.4           $76.4
                                                              -----              -----           -----           -----
Operating Expenses
         Product Purchases                                     23.5               19.2            44.9            40.3
         Operations and Maintenance                            10.7                9.9            21.2            20.0
         Depreciation and Amortization                          3.9                3.1             7.6             6.2
         Taxes Other Than Income                                0.6                0.7             1.2             1.5
                                                              -----              -----           -----           -----
         Total Operating Expenses                              38.7               32.9            74.9            68.0
                                                              -----              -----           -----           -----

Operating Income                                                4.6                3.3            10.5             8.4

Interest Expense, Net                                          (0.1)              (0.2)           (0.2)           (0.3)
Other Income (Expense)                                          0.4                0.0             0.4             0.0
Equity Earnings from Investments                                3.4                3.8             9.4            11.0
                                                              -----              -----           -----           -----

Income Before Income Taxes                                      8.3                6.9            20.1            19.1
Income Taxes                                                    0.1                0.0             0.5             0.0
                                                              -----              -----           -----           -----

Net Income                                                      8.2                6.9            19.6            19.1
                                                              =====              =====           =====           =====

EBITDA (1)                                                    $12.3              $10.2           $27.9           $25.6
                                                              =====              =====           =====           =====

Distributions Received from Equity Investments                 $3.2               $5.1            $8.9           $12.3
                                                              =====              =====           =====           =====


RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                    $12.3              $10.2           $27.9           $25.6
         Interest Expense, Net                                 (0.1)              (0.2)           (0.2)           (0.3)
         Depreciation and Amortization                         (3.9)              (3.1)           (7.6)           (6.2)
         Income taxes                                          (0.1)               0.0            (0.5)            0.0
                                                              -----              -----           -----           -----
Net Income                                                     $8.2               $6.9           $19.6           $19.1
                                                              =====              =====           =====           =====

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)


                                                                  SECOND QUARTER                     YEAR TO DATE
                                                             -------------------------          ----------------------
                                                              2004               2003            2004            2003
                                                             ------             ------          ------          ------
COAL SLURRY PIPELINE SEGMENT

Operating Results:
         Tons of Coal Shipped (In Thousands)                   975                728           2,129           1,857


Financial Results  (In Millions):
Operating Revenue                                             $5.4               $5.1           $10.8           $10.5
                                                              ----               ----           -----           -----
Operating Expenses
         Operations and Maintenance                            3.3                3.5             6.6             7.1
         Depreciation and Amortization                         0.8                0.4             2.1             0.8
         Taxes Other Than Income                               0.2                0.2             0.4             0.4
                                                              ----               ----           -----           -----
         Total Operating Expenses                              4.3                4.1             9.1             8.3
                                                              ----               ----           -----           -----

Operating Income                                               1.1                1.0             1.7             2.2

Other Expense                                                  0.0                0.0             0.0             0.0
                                                              ----               ----           -----           -----

Income From Continuing Operations Before Income Taxes          1.1                1.0             1.7             2.2
Income Taxes                                                   0.2                0.3             0.2             0.5
                                                              ----               ----           -----           -----

Income From Continuing Operations                              0.9                0.7             1.5             1.7
Cumulative Effect of Change in Accounting Principle,
         net of tax                                            0.0                0.0             0.0            (0.4)
                                                              ----               ----           -----           -----
Net Income                                                    $0.9               $0.7            $1.5            $1.3
                                                              ====               ====           =====           =====

EBITDA (1)                                                    $1.9               $1.4            $3.8            $3.0
                                                              ====               ====           =====           =====


RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                    $1.9               $1.4            $3.8            $3.0
         Depreciation and Amortization                        (0.8)              (0.4)           (2.1)           (0.8)
         Income taxes                                         (0.2)              (0.3)           (0.2)           (0.5)
         Cumulative Effect of Change in Accounting
                Principle, net of tax                          0.0                0.0             0.0            (0.4)
                                                              ----               ----            ----            ----
Net Income                                                    $0.9               $0.7            $1.5            $1.3
                                                              ====               ====            ====            ====

NORTHERN BORDER PARTNERS, L.P.
(In millions)

RECONCILIATION OF EBITDA TO NET INCOME - PROJECTED 2004

                                                                  Projected 2004
                                                              -----------------------
                                                               Low               High
                                                              ----               ----

EBITDA                                                        $344               $350
Minority Interest                                             ($46)              ($48)
Interest Expense, Net                                         ($75)              ($79)
Depreciation and Amortization Expense                         ($84)              ($86)
Income Taxes                                                   ($5)               ($6)
                                                              ====               ====

Net Income*                                                   $129               $134
                                                              ====               ====


* The reconciliation of EBITDA and Net Income does not total due to use of ranges for the various components of the reconciliation.


RECONCILIATION OF EBITDA TO DISTRIBUTABLE CASH FLOW - PROJECTED 2004


                                                                  Consolidated
                                                              -----------------------
                                                              Low                High
                                                              ----               ----
EBITDA (from above)                                           $344               $350
Interest Expense, Net                                         ($75)              ($79)
Maintenance Capital                                           ($25)              ($30)
Distributions to Minority Interest                            ($57)              ($58)
Other                                                          ($1)                $1
                                                              ====               ====

Distributable Cash Flow**                                     $183               $188
                                                              ====               ====

Distributable Cash Flow (from above)                          $183               $188
Distributions to General Partners                               11                 11
                                                              ----               ----
Distributable Cash Flow to Limited Partners                   $172               $177
                                                              ====               ====

Distributable Cash to Limited Partners per Unit              $3.70              $3.80
                                                             =====              =====

** The reconciliation of EBITDA and Distributable Cash Flow does not total due to use of ranges for the various components of the reconciliation.